UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2025

AIFEEX NEXUS ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42425	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

221 W 9th St #859

Wilmington, DE 19801

(Address of principal executive offices)

302-235-3848

(Registrant’s telephone number, including area code)

SHEPHERD AVE CAPITAL ACQUISITION CORPORATION

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A ordinary share, $0.0001 par value, and one Right to acquire one-fifth of one Class A ordinary share	AIFEU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	AIFE	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-fifth of one Class A ordinary share	AIFER	The Nasdaq Stock Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 11, 2025, Shepherd Ave Capital Acquisition Corporation, a Cayman Islands exempted company (the “Company”), held an extraordinary general meeting (the “Shareholder Meeting”).

At the Shareholder Meeting, the shareholders of the Company, by special resolution, approved the proposal to amend Company’s amended and restated memorandum and articles of associations (the “Charter”) to change the Company’s name from “Shepherd Ave Capital Acquisition Corporation” to “Aifeex Nexus Acquisition Corporation” (the “Name Change”).

Promptly following the approval, the Company filed a Second Amended and Restated Memorandum and Articles of Association (the “Amended Charter”) with the Cayman Islands Companies Register to effect the Name Change.

A copy of the Amended Charter is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Shareholder Meeting, there were 10,173,075 issued and outstanding ordinary shares in meeting or presented by proxy at the Shareholder Meeting, representing 92.27% of the total Class A and Class B ordinary shares, voting as a single class, outstanding as of February 10, 2025, the record date.

The final results for the matter submitted to a vote of the Company’s shareholders at the Shareholder Meeting are as follows:

1. The Charter Amendment Proposal

The shareholders approved the proposal to (a) change the Company’s name from “Shepherd Ave Capital Acquisition Corporation” to “Aifeex Nexus Acquisition Corporation”, (b) promptly following the approval of the Name Change, the Company’s Amended and Restated Memorandum and Articles of Association be amended and restated by their deletion in their entirety and the substitution in their place of the Second Amended and Restated Memorandum and Articles of Association to reflect the Name Change. The voting results were as follows:

FOR	AGAINT	ABSTAIN
9,735,846	35,000	402,229

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

On March 11, 2025, the Company published a press release to announce updated timelines about the plan to dissolve and liquidate the Company.

A copy of the press release is furnished hereto as Exhibit 99.1. The information contained in this Current Report on Form 8-K (including the exhibits) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Section 8 – Other Events

Item 8.01. Other Events

In connection with the Name Change, the Company’s ticker symbols for its units, ordinary shares and rights will change from “SPHAU”, “SPHA”, “SPHAR”, in each case to “AIFEU”, “AIFE”, and “AIFER” commencing on March 12, 2025.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits

3.1	Form of Second Amended and Restated Memorandum and Articles of Association.
99.1	Press Release dated March 11, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aifeex Nexus Acquisition Corporation

/s/ William W. Snyder
	Name:	William W. Snyder
	Title:	Chief Executive Officer

Date: March 11, 2025

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